UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2006 (February 21, 2006)
AMSURG CORP.
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-22217	62-1493316
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

20 Burton Hills Boulevard
Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)
(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE 02/21/06
EX-99.2 PRESS RELEASE 02/21/06

Item 2.02. Results of Operations and Financial Condition
     On February 21, 2006, AmSurg Corp. issued a press release, the text of which is set forth as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure
     On February 21, 2006, AmSurg Corp. issued two press releases, the text of which are set forth as Exhibits 99.1 and 99.2.
Item 9.01. Financial Statements and Exhibits

(c)	99.1	Press release dated February 21, 2006
	99.2	Press release dated February 21, 2006

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.
By:	/s/ Claire M. Gulmi
Claire M. Gulmi
Executive Vice President and Chief Financial Officer (Principal Financial and Duly Authorized Officer)

Date: February 21, 2006

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INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release dated February 21, 2006
99.2	Press release dated February 21, 2006

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